INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2020	NexPoint Real Estate Strategies

Shares		Amortized Cost ($)(a)	Value ($)
Preferred Stock — 24.8%
Real Estate Investment Trust — 24.8%
1,508	Creek Pine, REIT 10.25%(b)(c)(d)(e)	1,508,334	1,883,558
2,000	Jernigan Capital, Inc., REIT 7.00%(b)(c)(d)	1,944,065	1,987,683

			3,871,241

	Total Preferred Stock (Cost $4,952,399)		3,871,241

Common Stock — 44.1%
Real Estate Investment Trust — 44.1%
100,000	Creative Science Properties, Inc. (b)(c)(d)(e)	1,500,000	1,661,000
81	Jernigan Capital, Inc. , REIT	1,510	1,388
65,700	NexPoint Real Estate Finance (f)	1,240,843	964,476
36,822	NexPoint Residential Trust, Inc. , REIT(f)	890,913	1,633,056
129,718,571	NRESF REIT SUB LLC (b)(d)(f)	2,088,673	2,548,192
55,029	United Development Funding IV , REIT(b)(d)(e)	121,287	73,464

			6,881,576

	Total Common Stock (Cost $4,343,226)		6,881,576

LLC Interest — 20.3%
Real Estate — 20.3%
12,342	NREF OP I, L.P. , REIT(f)	246,838	181,179
105,211	NexPoint Real Estate Finance Operating Partnership, L.P(f)	2,085,280	1,544,496
2,000,000	SFR WLIF I, LLC (b)(d)	2,000,000	1,446,940

			3,172,615

	Total LLC Interest (Cost $4,332,118)		3,172,615

Agency Collateralized Mortgage Obligations — 8.5%
336,832	FHLMC Multifamily Structured Pass Through Certificates, Series K097, Class X3 2.09%, 9/25/2046 (g)(h)	45,238	48,372
2,473,426	FREMF Mortgage Trust, Series 2018-K80, Class D 0.00%, 8/25/2028 (e)(g)(i)(j)	1,094,802	1,273,567

	Total Agency Collateralized Mortgage Obligations (Cost $1,140,040)		1,321,939

Shares		Amortized Cost ($)(a)	Value ($)
Asset-Backed Securities — 2.3%
200,000	Ashford Hospitality Trust, Series 2018-KEYS, Class E VAR ICE LIBOR USD 1 Month+4.150%, 4.30%, 6/15/2035 (i)(j)	138,829	154,592
250,000	CIFC Funding, Ltd., Series 2014-5A, Class SUB 0.00%, 10/17/2031 (b)(d)(i)(j)	186,002	105,144
250,000	CIFC Funding, Ltd., Series 2015-1A, Class SUB 0.00%, 1/22/2031 (i)(j)	200,050	97,188

	Total Asset-Backed Securities (Cost $524,881)		356,924

Cash Equivalents — 4.2%
Money Market Fund — 4.2%
663,237	Dreyfus Treasury & Agency Cash Management, Institutional Class 0.010%(k)	663,237	663,237

	Total Cash Equivalents (Cost $663,237)		663,237

Total Investments - 104.2%			16,267,532

(Cost $15,955,901)

Contracts
Purchased Call Options(e)(l) — 0.3%
	Total Purchased Call Options (Proceeds $41,840)		42,150

Other Assets & Liabilities, Net - (4.5)%			(702,393)

Net Assets - 100.0%			15,607,289

(a)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments
(b)

Securities with a total aggregate value of $9,705,981, or 62.2% of net assets, were classified as Level 3 within the three-tier fair value hierarchy. Please see Notes to Financial Statements for an explanation of this hierarchy, as well as a list of unobservable inputs used in the valuation of these instruments.

(c)	Perpetual security with no stated maturity date.

INVESTMENT PORTFOLIO (unaudited) (continued)

As of September 30, 2020	NexPoint Real Estate Strategies

(d)

Represents fair value as determined by the Fund’s Board of Trustees (the “Board”), or its designee in good faith, pursuant to the policies and procedures approved by the Board. The Board considers fair valued securities to be securities for which market quotations are not readily available and these securities may be valued using a combination of observable and unobservable inputs. Securities with a total aggregate value of $9,705,981, or 61.0% of net assets, were fair valued under the Fund’s valuation procedures as of September 30, 2020. Please see Notes to Financial Statements.

(e)	Non-income producing security.
(f)	Affiliated issuer. Assets with a total aggregate market value of $6,871,399, or 44.0% of net assets, were affiliated with the Fund as of September 30, 2020.
(g)	As of September 30, 2020, investments with a total aggregate value of $1,321,939 were fully or partially segregated with broker(s)/custodian as collateral for reverse repurchase agreements.
(h)

Interest only security (“IO”). These types of securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(i)

Principal only security (“PO”). These types of securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.

(j)

Securities exempt from registration under Rule 144A of the 1933 Act. These securities may only be resold in transaction exempt from registration to qualified institutional buyers. At September 30, 2020, these securities amounted to $1,630,490 or 10.4% of net assets.

(k)	Rate shown is 7 day effective yield.

FHLMC — Federal Home Loan Mortgage Corporation

LLC — Limited Liability Company

Ltd. — Limited

REIT — Real Estate Investment Trust

USD — U.S. Dollar

INVESTMENT PORTFOLIO (unaudited) (concluded)

As of September 30, 2020	NexPoint Real Estate Strategies

(l)	Purchased options contracts outstanding as of September 30, 2020 were as follows:

Description	Exercise price	Counterparty	Expiration Date	Number of Contracts	Notional Value	Cost	Value
PURCHASED CALL OPTIONS:
Uniti Group, Inc.	$30.00	Jefferies	November 2020	45	$135,000	$26,058	$27,900
Uniti Group, Inc.	30.00	Jefferies	December 2020	25	$75,000	15,782	14,250

						$41,840	$42,150

Reverse Repurchase Agreements outstanding as of September 30, 2020 were as follows:

Counterparty	Collateral Pledged	Interest Rate %	Trade Date	Repurchase Amount	Principal Amount	Value
Mizuho	FREMF Mortgage Trust, Series 2018-K80, Class D, 0.00%, 8/25/2028	3.10	5/1/2020	$(679,713)	$(1,178,340)	$(659,000)
Mizuho	FHLMC Multifamily Structured Pass Through Certificates, Series K97, Class X3, 9/25/2046	1.25	6/15/2020	$(32,136)	(49,266)	(32,000)

Total Reverse Repurchase Agreements					$(1,227,606)	$(691,000)

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2020	NexPoint Real Estate Strategies

Organization

NexPoint Real Estate Strategies Fund (the “Fund”) is a Delaware statutory trust and is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund commenced operations on July 1, 2016. This report includes information for the nine months ended September 30, 2019. The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in real estate and real estate related securities. NexPoint Advisors, L.P. (“NexPoint” or “the Investment Adviser”), an affiliate of Highland Capital Management, L.P. (“Highland”), is the investment adviser to the Fund. Once each quarter, the Fund will offer to repurchase at net asset value (“NAV”) no less than 5% of the outstanding shares of the Fund, unless such offer is suspended or postponed in accordance with regulatory requirements. The offer to purchase shares is a fundamental policy that may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

Valuation of Investments

In computing the Fund’s net assets attributable to shares, securities with readily available market quotations on the NYSE, National Association of Securities Dealers Automated Quotation (“NASDAQ”), or other nationally recognized exchange, use the closing quotations on the respective exchange for valuation of those securities. Securities for which there are no readily available market quotations will be valued pursuant to policies adopted by the Fund’s Board of Trustees (the “Board”). Typically, such securities will be valued at the mean between the most recently quoted bid and ask prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day may be priced by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources that the Investment Adviser has determined to have the capability to provide appropriate pricing services which have been approved by the Board.

Securities for which market quotations are not readily available, or for which the Fund has determined that the price received from a pricing service or broker-dealer is “stale” or otherwise does not represent fair value (such as when events materially affecting the value of securities occur between the time when market price is determined and calculation of the Fund’s NAV), will be valued by the Fund at fair value, as determined by the Board or its designee in good faith in accordance with procedures approved by the Board, taking into account factors reasonably determined to be relevant, including, but not limited to: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces that influence the market in which these securities are purchased and sold. In these cases, the Fund’s NAV will reflect the affected portfolio securities’ fair value as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their NAVs. Determination of fair value is uncertain because it involves subjective judgments and estimates.

There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Those differences could have a material impact to the Fund. The NAV shown in the Fund’s financial statements may vary from the NAV published by the Fund as of its period end because portfolio securities transactions are accounted for on the trade date (rather than the day following the trade date) for financial statement purposes.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2020	NexPoint Real Estate Strategies

Fair Value Measurements

The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of inputs to their fair value determination. The levels of fair value inputs used to measure the Fund’s investments are characterized into a fair value hierarchy. Where inputs for an asset or liability fall into more than one level in the fair value hierarchy, the investment is classified in its entirety based on the lowest level input that is significant to that investment’s valuation. The three levels of the fair value hierarchy are described below:

Level 1 —	Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement;

Level 2 —	Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active, but are valued based on executed trades; broker quotations that constitute an executable price; and alternative pricing sources supported by observable inputs are classified within Level 2. Level 2 inputs are either directly or indirectly observable for the asset in connection with market data at the measurement date; and

Level 3 —	Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. In certain cases, investments classified within Level 3 may include securities for which the Fund has obtained indicative quotes from broker-dealers that do not necessarily represent prices the broker may be willing to trade on, as such quotes can be subject to material management judgment. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The Investment Adviser has established policies and procedures, as described above and approved by the Board, to ensure that valuation methodologies for investments and financial instruments that are categorized within all levels of the fair value hierarchy are fair and consistent. A Pricing Committee has been established to provide oversight of the valuation policies, processes and procedures, and is comprised of personnel from the Investment Adviser and its affiliates. The Pricing Committee meets monthly to review the proposed valuations for investments and financial instruments and is responsible for evaluating the overall fairness and consistent application of established policies.

As of September 30, 2020, the Fund’s investments consisted of REITs and other real estate investments, senior loans, corporate bonds and notes, common stocks, options, preferred stocks, mortgage-backed securities and cash equivalents. The fair values of the Fund’s bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets. Bonds that are priced using quotes derived from implied values, indicative bids, or a limited number of actual trades are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. Exchange-traded options are valued based on the last trade price on the primary exchange on which they trade. If an option does not trade, the mid-price, which is the mean of the bid and ask price, is utilized to value the option.

The fair value of the Fund’s common stocks and preferred stocks that are not actively traded on national exchanges are generally priced using quotes derived from implied values, indicative bids, or a limited amount of actual trades and are classified as Level 3 assets because the inputs used by the brokers and pricing services to derive the values are not readily observable. The Fund’s real estate investments include equity interests in limited liability companies and equity issued by Real Estate Investment Trusts (“REITs”) that invest in commercial real estate. The fair value of real estate investments that are not actively traded on national exchanges are based on internal models developed by the Investment Adviser. The significant inputs to the models include cash flow projections for the underlying properties, capitalization rates and appraisals performed by independent valuation firms. These inputs are not readily observable, and the Fund has classified the investments as Level 3 assets.

At the end of each calendar quarter, the Investment Adviser evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, the Investment Adviser evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Reverse repurchase agreements are priced at their acquisition cost, and assessed for credit adjustments, which represent fair value. These investments will generally be categorized as Level 2 liabilities.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2020	NexPoint Real Estate Strategies

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund’s assets as of September 30, 2020 is as follows:

	Total value at September 30, 2020	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Nexpoint Real Estate Strategies Fund
Assets
Preferred Stock
Real Estate Investment Trust	$3,871,241	$–	$–	$3,871,241
Common Stock
Real Estate Investment Trust	6,881,576	2,598,920	–	4,282,656
LLC Interest	3,172,615	1,544,496	181,179	1,446,940
Agency Collateralized Mortgage Obligations	1,321,939	–	1,321,939	–
Asset-Backed Securities	356,924	–	251,780	105,144
Cash Equivalents	663,237	663,237	–	–
Purchased Call Options	42,150	42,150	–	–

Total Assets	16,309,682	4,848,803	1,754,898	9,705,981

Total	$16,309,682	$4,848,803	$1,754,898	$9,705,981

The table below sets forth a summary of changes in the Fund’s Level 3 assets (assets measured at fair value using significant unobservable inputs) for the period ended September 30, 2020.

	Balance as of December 31, 2019	Transfers into Level 3	Transfers Out of Level 3	Net Amortization (Accretion) of Premium/ (Discount)	Net Realized Gains	Net Unrealized Gains/ (Losses)	Net Purchase	Net (Sales)	Return of Capital	Balance as of September 30, 2020

	Nexpoint Real Estate Strategies
Preferred Stock	$4,475,959	$–	$–	$–	$25,584	$136,133	$89,930	$(800,000)	$(56,365)	$3,871,241
Common Stock	4,217,804	1,661,000	–	–	–	(412,661)	758,350	–	(1,941,837)	4,282,656
LLC Interest	1,970,640	–	–	–	–	(523,700)	–	–	–	1,446,940
Asset-Backed Securities	–	105,144	–	–	–	–	–	–	–	105,144

Total	$10,664,403	$1,766,144	$–	$–	$25,584	$(800,228)	$848,280	$(800,000)	$(1,998,202)	$9,705,981

Investments designated as Level 3 may include assets valued using quotes or indications furnished by brokers which are based on models or estimates and may not be executable prices. In light of the developing market conditions, the Investment Adviser continues to search for observable data points and evaluate broker quotes and indications received for portfolio investments.

For the period ended September 30, 2020, there were no transfers between Levels.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2020	NexPoint Real Estate Strategies

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Market Value at September 30, 2020	Valuation Technique	Unobservable Inputs	Input Value (s)
Preferred Stock	$3,871,241	Discounted Cash Flow	Discount Rate	11%-13%
LLC Interest	1,446,940	Net Asset Value	N/A	N/A
Common Stock	4,282,656	Transaction Indication of Value	Transaction Price per Share	$16.61-$34.00
Asset-Backed Securities	105,144	Third Party Indication of Value	Broker Quote	42.06

Total	$9,705,981

The significant unobservable input used in the fair value measurement of the Fund’s preferred stock is the discount rate. A significant decrease (increase) in this input in isolation could result in a significantly higher (lower) fair value measurement. The significant unobservable input used in the fair value measurement of the Fund’s common stock is the transaction price. A significant decrease (increase) in this input in isolation could result in a significantly lower (higher) fair value measurement.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains/(losses) on investments sold are recorded on the basis of the specific identification method for both financial statement and U.S. federal income tax purposes taking into account any foreign taxes withheld.

Cash & Cash Equivalents

The Fund considers liquid assets deposited with a bank and certain short-term debt instruments of sufficient credit quality with original maturities of three months or less to be cash equivalents. The Fund also considers money market instruments that invest in cash equivalents to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or purchase investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of this financial report.

Securities Sold Short

The Fund may sell securities short. A security sold short is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund sells a security short, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the transaction. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any dividends or other payments received on such borrowed securities. In some circumstances, the Fund may be allowed by its prime broker to utilize proceeds from securities sold short to purchase additional investments, resulting in leverage. The Fund did not have any securities sold short as of September 30, 2020.

NOTES TO INVESTMENT PORTFOLIO (unaudited)

As of September 30, 2020	NexPoint Real Estate Strategies

Options

The Fund may utilize options on securities or indices to varying degrees as part of their principal investment strategy. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. The Fund may hold options, write option contracts, or both.

If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. If an option purchased by the Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be affected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if the cost of the closing option is more than the premium received from writing the option, a capital loss. The Fund will realize a capital gain from a closing sale transaction if the premium received from the sale is more than the original premium paid when the option position was opened, or a capital loss, if the premium received from a sale is less than the original premium paid.

Affiliated Issuers

Under Section 2 (a)(3) of the Investment Company Act of 1940, as amended, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its outstanding voting securities or if the portfolio company is under common control. The table below shows affiliated issuers of the Fund for the period ended September 30, 2019:

Issuer	Shares at December 31, 2019	Beginning Value as of December 31, 2019	Purchases at Cost	Proceeds from Sales(1)	Net Realized Gain/(Loss) on Sales of Affiliated Issuers	Change Unrealized Appreciation/ Depreciation	Ending Value as of September 30, 2020	Shares at September 30, 2020	Affiliated Income
Wholly Owned, Not Consolidated
NRESF REIT Sub, LLC (Common Stocks)	129,380,501	$4,217,804	$8,350	$(1,934,684)	$—	$256,722	$2,548,192	129,718,571	$—
Other Affiliates
NexPoint Residental Trust, Inc., REIT (Common Stocks)	36,822	1,656,989	—	(37,536)	—	13,603	1,633,056	36,822	—
NexPoint Real Estate Finance (Common Stocks)	—	—	1,240,843	—	—	(276,367)	964,476	65,700	—
NREF OP I, L.P., REIT (LLC Interest)	—	—	246,839	—	—	(65,660)	181,179	12,342	—
NexPoint Real Estate Finance Operating Parternship, L.P. REIT (LLC Interest)	—	—	2,085,280	—	—	(540,784)	1,544,496	105,211	—

Total	129,417,323	$5,874,793	$3,581,312	$(1,972,220)	$—	$(612,486)	$6,871,399	129,938,646	$—

(1)	All or a portion of the proceeds from rales are return of capital.